FORMER BULK PARTNERS CONVERTIBLE REDEEMABLE PREFERRED STOCK	12 Months Ended
Dec. 31, 2014
Noncontrolling Interest [Abstract]
Preferred Stock [Text Block]
NOTE 13 – FORMER BULK PARTNERS CONVERTIBLE REDEEMABLE PREFERRED STOCK

Convertible redeemable preferred stock
As of December 31, 2013, the Company had authorized 112,500 shares of convertible redeemable preferred stock ($1,000 par value) of which 89,114 shares shares were outstanding. The convertible redeemable preferred stock ranked senior to the common stock with respect to payment of dividends and amounts upon liquidation, dissolution, or winding up. Annual dividends declared were paid on a preferential basis to the holders of the convertible redeemable preferred stock. Dividends were cumulative and the convertible redeemable preferred stock participated in dividends with the common shareholders. The holders of the convertible redeemable preferred stock were entitled to vote on all matters submitted to the shareholders on a basis consistent with that of the common stock shareholders. As a result of the Mergers, the convertible redeemable preferred stock was converted to common shares at a predetermined conversion price of $916.07 per share including an additional 16,556.3 shares issued during 2014 in lieu of cash for accrued dividends.

At December 31, 2014, the Company has authorized 1,000,000 shares of preferred stock ($0.0001 par value), of which there were no shares outstanding.

Convertible redeemable preferred stock transactions during the years ended December 31, 2014 and 2013 were as follows:

In October 2014, the Company issued 16,556.299 shares of convertible redeemable preferred stock as payment of certain accrued preferred stock dividends. The excess of the fair value of the accrued dividends over the carrying amount of the convertible redeemable preferred stock of $11,776,661 increased the Company’s accumulated deficit.

The beneficial conversion feature of the convertible redeemable preferred stock resulted in an increase in the Company’s accumulated deficit of $11,776,661 for the year ended December 31, 2014.

In January 2013, the Company issued 167.309 shares of convertible redeemable preferred stock as payment of certain accrued preferred stock dividends declared in 2012. The excess of the carrying amount of the accrued dividends over the fair value of the convertible redeemable preferred stock of approximately $45,843 was recorded as a decrease in retained earnings.

In January, April and October of 2013, the Company issued a total of 3,000.00 shares of convertible redeemable preferred stock as final repayment of the $11 million shareholder loan made in 2012. The excess of carrying value of the loan payable over the fair value of the convertible redeemable preferred stock was $1,429,217. Of this amount, $1,261,797 was recorded as a reduction in retained earnings and $167,420 was recorded as a decrease in additional paid-in capital.

At various dates during 2013, the Company issued 21,899.181 shares of convertible redeemable preferred stock for gross proceeds of $21,899,181, less issuance costs of approximately $274,000. The excess of the fair value of the convertible redeemable preferred stock over the issuance price was $7,517,915. Of this amount, $7,105,607 was recorded as a reduction in retained earnings and $412,308 was recorded as a decrease in additional paid-in capital.

The beneficial conversion feature of the convertible redeemable preferred stock resulted in an aggregate reduction in retained earnings totaling $4,927,423 for the year ended December 31, 2013.